EXHIBIT 99.1

CHINA-BIOTICS, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Statement of Policy

There shall be a committee of the Board of Directors (the “Board”) of China-Biotics, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

Organization

The Audit Committee shall be composed of at least three Directors, or some lesser number as may be authorized by law, rule or regulation, including a Chairperson, designated by the Board of Directors to one-year terms. Each member of the Audit Committee shall (a) meet the independence requirements of the United States Securities and Exchange Commission (the “SEC”), the Marketplace Rules of the National Association of Securities Dealers, Inc., and any applicable securities exchange, (b) be independent of the management of the Company and (c) be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as committee members. The Board shall designate the Chairperson. The Board will take into account any recommendations of the Nominating Committee in making such appointments.

All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must be financially sophisticated due to past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Except for Board and Audit Committee fees, a member of the Audit Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC, NASDAQ and the American Stock Exchange. In addition, no member of the Audit Committee may be an affiliated person of the Company or any of its subsidiaries. An affiliated person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

The Audit Committee shall meet at least quarterly. Meetings of the Audit Committee may be called by or at the request of the Board, the Chairperson of the Audit Committee, any two members of the Audit Committee, or the Chief Executive Officer (the “CEO”). Notice of a meeting of the Audit Committee stating the place, day, and hour of the meeting shall be given to each member of the Audit Committee at least seven days prior thereto by mail, personal delivery or by telephone, telegraph, electronically transmitted facsimile, or other form of wire or wireless communication. The method of notice need not be the same for each member of the Audit Committee.

The Audit Committee may meet by telephone conference call or by any other means permitted by law or the Company’s bylaws. A majority of the members of the Audit Committee shall constitute a quorum, and the Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members.

The Audit Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Audit Committee, to attend any meetings and to provide such pertinent information as the Audit Committee may request.

Responsibilities

The Audit Committee’s responsibilities include: (a) assisting the Board of Directors in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the performance of the Company’s internal audit function; (b) preparing the report required by the SEC for inclusion in the Company’s annual proxy statement; (c) appointing, retaining, compensating, evaluating and terminating the Company’s independent accountants; (d) approving audit and non-audit services to be performed by the independent accountants; and (e) performing such other functions as the Board may from time to time assign to the Audit Committee.

The Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

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Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof, review such audit, including any comments or recommendations regarding the independent auditors.

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Review with the independent auditors, the Company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

•	Periodically review Company policy statements to determine their adherence to the Company’s Code of Conduct and Ethics.

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Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

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Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices.

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Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the company’s financial, accounting, and auditing personnel, and the co-operation that the independent auditors received during the course of audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Report the results of the annual audit to the Board.

•	Review the nature and scope of other professional services provided to the company by the independent auditors and consider the relationship to the auditors’ independence.

•	Submit the minutes of all meetings of the Audit Committee to the Board.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other advisors for this purpose if, in its judgment, that is appropriate.

•	Conduct quarterly meetings with management and the auditors to review operating results and financial reporting issues.

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Establish and conduct procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

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Provide for appropriate funding for payment of: (a) compensation to the auditors for the preparation and issuance of an audit report or for performing other audit, review or attest services; (b) compensation to any advisors employed by the Audit Committee; and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Minutes

A member of the Audit Committee or a designee shall record the minutes of each meeting of the Audit Committee, which shall be recorded or filed with the books and records of the Company.